Filed Pursuant to Rule 497

Registration File No. 333-214405

STIRA ALCENTRA GLOBAL CREDIT FUND

SUPPLEMENT NO. 5 DATED SEPTEMBER 17, 2018

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED APRIL 30, 2018

This document supplements, and should be read in conjunction with, the Fund’s prospectus and statement of additional information, each dated April 30, 2018, as supplemented by Supplement No. 1, dated May 7, 2018, Supplement No. 2, dated June 7, 2018, Supplement No. 3, dated July 18, 2018, and Supplement No. 4, dated September 12, 2018, relating to the Fund’s offering of up to $3,000,000,000 in Class A Shares, Class T Shares, Class D Shares, Class I Shares, and Class C Shares. Terms used and not otherwise defined in this Supplement No. 5 shall have the same meanings as set forth in the Fund’s prospectus.

Suspension of the Fund’s public offering

Effective immediately, the Board of Trustees (the “Board”) of the Fund has determined to suspend the offering of the Fund’s common shares of beneficial interest due to the Board’s belief that market conditions are not conducive to continuing the offering. In addition, the Board has approved the suspension of the Fund’s distribution reinvestment plan. In connection with such actions, the Board will consider alternatives that the Board believes are in the best interests of the Fund’s shareholders.

As of the date hereof, the Fund will no longer accept orders to purchase shares of the Fund. Please contact Investor Relations at (877) 567-7264 if you have any questions or need assistance.